Exhibit 10.1

FIRST AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT

This First Amendment to Restated and Amended Purchase Agreement (“First Amendment”) is effective as of the 15th day of July, 2005, by TRADEMARK PROPERTY COMPANY, a Texas corporation (“Purchaser”), and THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation (“Seller”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Restated and Amended Purchase Agreement dated June 20, 2005 (“Agreement”), covering the sale of two (2) separate parcels of land, as more particularly described therein; and

WHEREAS, Seller and Purchaser desire to amend the Agreement as set forth below;

NOW, THEREFORE, for good and valuable consideration — which the parties acknowledge receiving — Seller and Purchaser hereby agree to amend Section 2(b) of the Agreement to provide that if Purchaser at any time prior to the Closing of Parcel A discovers groundwater contamination existing in a Class A or Critical Resource aquifer within the Property or within any other portion of the Millworks development, including land owned by UNOVA and/or Milacron, then notwithstanding anything in the Agreement to the contrary, Purchaser may terminate the Agreement by written notice to Seller, and in such event, the Refundable Deposit shall be fully refundable to Purchaser.

Except as specifically modified by the terms of this First Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and unmodified and are hereby ratified by the parties. All defined terms used herein will have the same meaning as in the Agreement.

This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which — when taken together — will constitute one (1) document. Facsimile signatures will be treated as original signatures for all purposes hereunder.

EFFECTIVE as of the day and year first above written.

THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation

By:
Name:
Its:

TRADEMARK PROPERTY COMPANY, a Texas corporation

By:
Name:
Its: